Because the electronic format for filing Form N-SAR does not provide adequate space for responding to item 15 completely, the answers are as follows:. . .


                                              This page is being
     CUSTODIAN/SUB-CUSTODIAN                filed for ALL series.

15.A) Custodian/Sub-custodian: HSBC Bank Middle East Limited
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: Dubai             State:    Zip Code:       Zip Ext.:
D) Foreign Country: United Arab Emirates     Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l              Foreign    Insurance Co.
     Bank       Sec. Exchg.      Self     Custodian     Sponsor
 Sec.17(f)(1)    Rule 17f-1   Rule 17f-2  Rule 17f-5   Rule 26a-2  Other
 ------------   ------------  ----------  ----------  ------------------

                                                X





  Press Ctrl-Left Arrow for previous, Ctrl-Right Arrow for next/more.
                              SCREEN NUMBER:  9


                                                    This page is being
     CUSTODIAN/SUB-CUSTODIAN                      filed for ALL series.

15.A) Custodian/Sub-custodian: BankBoston, N.A.
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: Montevideo                State:    Zip Code:       Zip Ext.:
D) Foreign Country: Uruguay                Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l              Foreign    Insurance Co.
     Bank       Sec. Exchg.      Self     Custodian  Sponsor
 Sec.17(f)(1)    Rule 17f-1   Rule 17f-2  Rule 17f-5 Rule 26a-2    Other
 ------------   ------------  ----------  ---------- ------------- -----

                                                X





  Press Ctrl-Left Arrow for previous, Ctrl-Right Arrow for next/more.
                              SCREEN NUMBER:  9


                                             This page is being
     CUSTODIAN/SUB-CUSTODIAN               filed for ALL series.

15.A) Custodian/Sub-custodian: Citibank, N.A.
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: Caracas      State:    Zip Code:       Zip Ext.:
D) Foreign Country: Venezuela                Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l              Foreign   Insurance Co.
     Bank       Sec. Exchg.    Self      Custodian  Sponsor
 Sec.17(f)(1)    Rule 17f-1 Rule 17f-2   Rule 17f-5 Rule 26a-2   Other
 ------------   ----------------------   ---------- ------------- -----

                                                X




Press Ctrl-Left Arrow for previous, Ctrl-Right Arrow for next/more.
                              SCREEN NUMBER:  9


                                              This page is being
     CUSTODIAN/SUB-CUSTODIAN                  filed for ALL series.

15.A) Custodian/Sub-custodian: The Hongkong & Shanghai Banking
Corp. Ltd.
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: Ho Chi Minh City        State:    Zip Code:       Zip Ext.:
D) Foreign Country: Vietnam                Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'              Foreign    Insurance Co.
     Bank       Sec. Exchg.  Self      Custodian    Sponsor
 Sec.17(f)(1)    Rule 17f-1  Rule 17f-2   Rule 17f-5Rule 26a-2  Other
 ------------   ------------ ----------   ----------------------------

                                                X





 Press Ctrl-Left Arrow for previous, Ctrl-Right Arrow for next/more.
                              SCREEN NUMBER:  9


                                                This page is being
     CUSTODIAN/SUB-CUSTODIAN                   filed for ALL series.

15.A) Custodian/Sub-custodian: Barclays Bank of Zambia Plc.
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: Lusaka                State:    Zip Code:       Zip Ext.:
   D) Foreign Country: Zambia      Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l             Foreign      Insurance Co.
     Bank       Sec. Exchg.   Self      Custodian     Sponsor
 Sec.17(f)(1)    Rule 17f-1   Rule 17f-2 Rule 17f-5 Rule 26a-2  Other
 ------------   ------------  ---------- ---------- ------------------

                                                X





Press Ctrl-Left Arrow for previous, Ctrl-Right Arrow for next/more.
                              SCREEN NUMBER:  9



 						This page is being
     CUSTODIAN/SUB-CUSTODIAN                    filed for ALL series.

15.A) Custodian/Sub-custodian: Barclays Bank of Zimbabwe Ltd.
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: Harare                State:    Zip Code:       Zip Ext.:
   D) Foreign Country: Zimbabwe      Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l            Foreign     Insurance Co.
     Bank       Sec. Exchg.   Self      Custodian     Sponsor
 Sec.17(f)(1)    Rule 17f-1   Rule 17f-2 Rule 17f-5 Rule 26a-2   Other
 ------------   ------------  ---------- ---------- ------------------

                                                X





Press Ctrl-Left Arrow for previous, Ctrl-Right Arrow for next/more.
                              SCREEN NUMBER:  9



     This page is being
CUSTODIAN/SUB-CUSTODIAN                  filed for ALL series.

15.A) Custodian/Sub-custodian: United Overseas Bank Limited
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: Singapore	        State:    Zip Code:       Zip Ext.:
D) Foreign Country: Singapore                Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l           Foreign     Insurance Co.
     Bank       Sec. Exchg.  Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1  Rule 17f-2Rule 17f-5  Rule 26a-2   Other
 ------------   ------------ --------------------  ------------ -----

                                                X





     Press Ctrl-Left Arrow for previous, Ctrl-Right Arrow for next/more.
                              SCREEN NUMBER:  9


Short-Term Bond